UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(a) of
                  the Securities Exchange Act of 1934

                             Date of Report
                            March 25,  2002

                         COMPUDYNE CORPORATION
                         ---------------------
         (Exact name of registrant as specified in its charter)

                                 NEVADA
                                 ------
     (State or other jurisdiction of incorporation or organization)


      1-4245                          23-1408659
      ------                          ----------
(Commission File Number)       (I.R.S. employer identification number)


7249 National Drive
Hanover, Maryland                                         21076
-----------------                                         -----
(Address of principal executive office)                 (Zip code)



           Registrant's telephone number, including area code

                             (410) 712-0275

ITEM 5. OTHER EVENTS

The Registrant files herewith its Annual Report to Shareholders for the Year Ended December 31, 2001.














Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed and filed on its behalf by the undersigned hereto duly authorized.


Date: March 25, 2002                     COMPUDYNE CORPORATION

                                     By:   /s/ Geoffrey F. Feidelberg
                                         ----------------------------
                                         Geoffrey F. Feidelberg
                                    Its: Chief Financial Officer












































                           INDEX TO EXHIBITS

99. CompuDyne Corporation's Annual Report to Shareholders for the Year Ended December 31, 2001.